


SERVICE
24/7
maintenance

JBT Corporation

Investor Presentation
January 2011

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 4, 2010 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in this presentation.

Agenda

- Investment Highlights
- Company Overview
- Growth Strategies

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives and dividend
- Solid balance sheet and liquidity position

Market Leader with Blue Chip Customer Base

Our Systems:

- sterilize more than 50% of the world's shelf stable canned foods
- freeze more than 50% of the world's frozen foods
- squeeze more than 75% of the world's citrus juices
- load 70% of the world's overnight express packages
- board 75% of U.S. passengers

2009 Revenue & Operating Profit by Segment

Total Revenue

$842M


AeroTech
FoodTech
38%
62%

Total Segment Operating Profit

$75.7M


AeroTech
FoodTech
33%
67%

JBT Corporation

FoodTech: #1 or #2 in Core Product Offerings

Technologies		Applications	Customers
Freezing & Chilling 32% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products	
Protein Processing 16% of revenue		Poultry & Meat Seafood	
In-Container Processing 14% of revenue		Shelf-Stable Products Formulated Milks Beverages	
Fruit Processing 38% of revenue	 	Juices Beverages Tomato Paste Tomato Sauces	

Note: % of 2009 revenue excludes aftermarket parts and service

JBT Corporation

AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications	
Ground Support 24% of revenue		Container loading Cargo transporting Baggage loading Pushback/Towing Aircraft Deicing
Gate Equipment 33% of revenue		Passenger boarding Air and power supply
Military Equipment 8% of revenue		Container and palletized cargo loading
Airport Services 23% of revenue		Maintaining and monitoring facilities and equipment
Automated Systems 12% of revenue		Automated Guided Vehicle Systems for material handling

Customers

FedEx, AMR, groundforce, China Southern, British Airways, Menzies Aviation, Air China, Air France KLM, TCR, Southwest Airlines, United, Air Mobility Command, DFW, Delta, Department of Defense, Las Vegas McCarran International Airport, UPS, LAX Los Angeles World Airports

JBT Corporation

Note: % of 2009 revenue excludes aftermarket parts and services for AeroTech's equipment

Global Footprint



Canada
3%
U.S.A
43%
EMEA
33%
Asia Pacific
14%
Latin America
7%
JBT Personnel Locations
Production Facilities
% of 2009 Revenue

More than 24% of 2009 revenue generated from emerging markets

JBT Corporation

Large Recurring Revenue Base



Revenue ($MM)
$823
$844
$978
$1,028
$842
$594
34%
35%
34%
36%
42%
46%
2005
2006
2007
2008
2009
2010
Q3 YTD
Recurring Revenue ($MM)
Total Revenue ($MM)

Recurring revenue contribution increased despite the global recession

Note: 1) Recurring revenue includes aftermarket parts and services, equipment leases, and airport services

JBT Corporation

Largely Variable Cost Structure

EBIT ($MM)



$42.3
$50.4
$61.1
$70.3
$57.7
$38.8
2005
2006
2007
2008
2009
2010
Q3 YTD

Margin %



Gross Profit %
EBIT %
24.1%
25.3%
24.3%
24.5%
26.2%
26.5%
5.1%
6.0%
6.2%
6.8%
6.9%
6.5%
2005
2006
2007
2008
2009
2010
Q3 YTD

2009 gross profit % expanded 170 bps despite an 18% revenue decline

Note: 1) A reconciliation of earnings before interest and taxes or EBIT (a non-GAAP measure) to net income, is included in Appendix I & II

JBT Corporation

Low Capital Requirements

Capital Expenditures



$21.6
$22.7
$23.0
$22.9
$19.8
$13.4
2005
2006
2007
2008
2009
2010
Q3 YTD

Adj. Working Capital as % of Sales



Selected Industrials Mean
JBT
16.3%
18.5%
18.9%
6.2%
6.6%
11.1%
2005
2006
2007
2008
2009
Q3 '10
TTM

Efficient deployment of capital supports strong cash flow

Notes: 1) Adjusted Working Capital is calculated as current assets (excluding cash and short term investments) less current liabilities (excluding current portion of debt)

2) A reconciliation of Adjusted Working Capital (a non-GAAP measure) is included in Appendix III

3) The companies included in the selected industrials sample is provided in Appendix V

4) Adjusted Working capital as % of sales is calculated on a trailing twelve month (TTM) basis

JBT Corporation

Strong Cash Flow Generation

- Generated average of $46M in annual adjusted free cash flow from '05-'09
  - Used $11M of cash through Q3 2010 due to a $10M pension contribution and higher working capital for fourth quarter activity
- Primary uses of cash:
  - Growth initiatives
  - Quarterly dividend payment
  - Debt repayment

Note: A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

4G's – JBT's Corporate Growth Strategy

- Grow our technology advantage
- Grow beyond the sale
- Grow where the world is growing fastest
- Grow margins

Supported by Bolt-On Acquisitions

JBT Corporation

Grow Our Technology Advantage


2008 Innovation
GYRoCOMPACT® M10
Twinstack Freezer
2010 Innovation
GYRoCOMPACT M8
Twinbelt Freezer
2010 Innovation
FLoFREEZE® M
Freezer with
Sequential Defrost
2010 Innovation
PRoFREEZE©

FoodTech innovations augment freezing solutions

Grow Beyond the Sale

Innovative service/product offerings expected to drive increased aftermarket contribution:

Delivered Base (units):

FoodTech: 40,000+

AeroTech: 30,000+

FoodTech 24-hour evaluation courtesy visit

AeroTech Medals Refurbishment Program

- *Platinum, Gold, Silver and Bronze service levels*

Private label product offerings

Leverage large installed base to grow recurring revenue stream

JBT Corporation

Grow Where the World is Growing Fastest


Thailand FoodTech Services Business: Acquired Jun. 2010
AeroTech Plant – Shenzhen: Opened Aug. 2010

Capture international growth – especially Asia

Markets served by Shenzhen and FoodTech Thailand acquisition

JBT Corporation

Grow Margins


Segment Operating Margin
FoodTech
AeroTech
12 - 13%
8.0%
9.3%
9.3%
10.3%
9.8%
10%
7.5%
7.8%
8.4%
8.6%
7.8%
2005
2006
2007
2008
2009
2014
Goal

Margin expansion through top-line growth and cost management

JBT Corporation

Investment Highlights

- Technology and market leader with blue chip customer base
- Global footprint well positioned to capture growth, especially in emerging markets
- Large recurring revenue base provides steady sales stream
- Strong cash flow generation funds corporate initiatives and dividend
- Solid balance sheet and liquidity position



JBT Corporation


technical
support
SERVICE
24/7
maintenance

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT Corporation




SERVICE
maintenance

Backup




SERVICE
maintenance

Segment Information

JBT FoodTech Field of View



Food Segments
Confect
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
Bakery
Poultry
Tuna
Citrus
Tomato
Freezing and Chilling
In-Container Processing
Aftermarket Products and Services

Higher Performance Through Continuous Innovation


Freezer
Oven
Fryer
Coater
3D Portioner



GYRoCOMPACT M-Series
Spiral Freezer



GYRoCOMPACT-II Oven



DSI Accura™ Portioning System

JBT Corporation

Expanding Capabilities Through Organic Development & Acquisitions



2008 Acquisition
Horizontal Slicer
2009 Innovation
Ultra V™ Coating Line
2009 Acquisition
Revoband Continuous Cooker
Oven
Fryer
Coater
3D Portioner
2008 Innovation
5 Star Home Style™ Breader
2008 Innovation
DSI Q-LINK™ Portioning Software

Protein Processing Product Line

JBT Corporation

Convenience and ***Choice*** Drive Demand in Developed Markets


U.S. Poultry Production
100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1980
1985
1990
1995
2000
2005
2009
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 4.0% CAGR

Further Process = 5.6% CAGR





JBT Corporation

Source: National Chicken Council, % of production based on 2008 data, lbs of production based on 2009 data

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit & Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

JBT Corporation

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

JBT AeroTech – Market Positions

		Ground Support Equipment						Gate Equipment				Other Equipment		
		Loaders	Deicers	Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air	Airport Services	Luggage Tractors	Belt Loaders	Lav Service
	JBT	•	•	•	•	•	•	•	•	•	•			
Competitors	A	•		•	•	•			•	•		•	•	•
	B	•		•	•				•	•		•	•	•
	C			•	•		•					•	•	•
	D			•					•	•		•	•	
	E			•										
	F			•										
	G	•		•										
	H		•											
	I		•											•
	J		•											
	K	•			•	•								
	L	•				•						•		
	M						•							
	N							•			•			
	O							•						
	P								•					
	Q								•	•				
	R										•			
	S										•			
	T										•			

JBT Corporation

JBT AeroTech – Customers

2009 Sales of new equipment & technical services


Automated Guided Vehicles 11%
Other 3%
Airport Authorities 44%
Defense 12%
Ground Handlers 7%
Intl. Airlines 6%
US Airlines 13%
Air Freight 4%

JBT Corporation

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy



Actual Market Growth Rates: 1988 to 2008
Forecast Market Growth Rates: 2009 to 2029
3.1%
3.2%
4.7%
5.3%
4.8%
5.9%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2009-2029

JBT Corporation

JBT AeroTech Innovations Address Environmental Trends



Tempest Deicer AirFirst



Commander 15i Electric Loader



B400e Electric Pushback Tractor


Existing Products
Additional Offerings



400Hz Ground Power Unit



Pre-Conditioned Air Unit



RampSnake Electric Bulk Loader



Diesel to Electric Power Conversion

JBT Corporation

JBT Corporation




SERVICE
maintenance

Financials

Strong Backlog Supports 2010 Guidance

Backlog ($MM)


$398
$286
$211
$342
2007 Year-end
2008 Year-end
2009 Year-end
2010 Q3

Revenue & EBIT ($MM)


$794
$53.2
$596
$40.2
$594
$38.8
2008 Q3 YTD
2009 Q3 YTD
2010 Q3 YTD
Revenue
EBIT

Note: Reconciliation of EBIT (a non-GAAP measure) to Net Income is included in Appendix II

JBT Corporation

Strong Cash Flow Generation

$MM	2005	2006	2007	2008	2009	2010 Q3 YTD
Net Income from Continuing Operations	$26.4	$34.8	$40.1	$44.1	$32.8	$21.5
+ Depreciation & Amortization	22.2	23.2	25.1	25.5	22.6	17.1
- Capital Expenditures	(21.6)	(22.7)	(23.0)	(22.9)	(19.8)	(13.4)
- Acquisitions	-	-	-	(4.5)	(6.7)	(0.4)
+/- Change in Operating Assets & Liabilities	(1.3)	28.6	(42.3)	(6.9)	(13.0)	(39.3)
+/- Other	13.7	12.8	19.2	20.5	13.4	4.0
+/- Discontinued Operations	5.5	(0.7)	2.5	0.7	-	(0.1)
Adjusted Free Cash Flow	**$44.9**	**$76.0**	**$21.6**	**$56.5**	**$29.3**	**($10.6)**

Notes: 1) 'Other' contains stock based compensation, disposal of assets, purchase of treasury stock, and other changes in balance sheet accounts

2) A reconciliation of Adjusted Free Cash Flow (a non-GAAP measure) to cash provided by operations, is included in Appendix IV

JBT Corporation

Attractive Return on Investment



24.0%
21.1%
19.8%
18.1%
17.3%
12.5%
2005
2006
2007
2008
2009
Q3 '10
TTM

Notes: 1) Return on Investment (ROI) is calculated as net income from continuing operations plus after-tax interest expense as a percentage of average owner's net equity and long term debt

2) Q3 2010 ROI is calculated on a trailing twelve months (TTM) basis

Debt Structure & Liquidity

Debt Structure

- **Private Placement Debt of $75M**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $67M** ($225M Facility)
- Matures in 2013
- Rate of one month LIBOR + 125bps
  - $25M swapped to a fixed 4.9% rate

Liquidity

	$M
Cash and Cash Equivalents	$13
Available Capacity	$129
Total Liquidity	$142

Key Credit Ratios

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	10.3x	>3.5x
Total Debt/EBITDA(TTM)	1.8x	<3.0x

Notes: 1) Based on 2010 Q3 actual results
2) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements
3) Debt structure excludes $3M of debt not associated with the credit facility

JBT Corporation

JBT Corporation




SERVICE
maintenance

Appendix

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009
EBIT (Non-GAAP measure)	$ 42.3	$ 50.4	$ 61.1	$ 70.3	$ 57.7
less: Income/(loss) from disc. operations, net of taxes	(1.9)	(0.2)	(3.7)	0.1	0.0
less: Provision for income taxes on operating income	(16.0)	(16.0)	(21.5)	(22.4)	(16.1)
less: Interest income/(expense), net	0.1	0.4	0.5	(3.8)	(8.8)
Net Income (GAAP measure)	$ 24.5	$ 34.6	$ 36.4	$ 44.2	$ 32.8
Total Revenue	$823.3	$844.3	$978.0	$1,028.1	$841.6
EBIT Margin (Non-GAAP measure)	5.1%	6.0%	6.2%	6.8%	6.9%

JBT Corporation

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	2008 Q3 YTD	2009 Q3 YTD	2010 Q3 YTD
EBIT (Non-GAAP measure)	$ 53.2	$ 40.2	$ 38.8
less: Income/(loss) from disc. operations, net of taxes	0.3	(0.1)	0.0
less: Provision for income taxes on operating income	(18.2)	(11.4)	(11.4)
less: Interest income/(expense), net	(1.2)	(6.6)	(5.9)
Net Income (GAAP measure)	$ 34.1	$ 22.1	$ 21.5
Total Revenue	$ 793.6	$ 595.6	$ 593.8
EBIT Margin (Non-GAAP measure)	6.7%	6.7%	6.5%

JBT Corporation

Appendix III

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	Q3 '10 TTM
Adjusted working capital (non-GAAP measure)	$ 50.9	$ 24.1	$ 55.2	$ 49.6	$ 55.8	$ 93.1
plus: cash and cash equivalents	2.7	10.3	9.5	43.6	14.4	12.5
less: short-term debt and current portion of long-term debt	(0.1)	(0.2)	(1.1)	(0.6)	(0.4)	(1.4)
Working capital (GAAP measure)	$ 53.5	$ 34.2	$ 63.6	$ 92.6	$ 69.8	$104.2
Revenue	$823.3	$844.3	$978.0	$1,028.1	$841.6	$839.8
Adjusted working capital as a percent of revenue	6.2%	2.9%	5.6%	4.8%	6.6%	11.1%

Note: Working capital (GAAP measure) is current assets minus current liabilities

JBT Corporation

Appendix IV

Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)

	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	2010 Q3 YTD
Adjusted Free Cash Flow (non-GAAP measure)	$ 44.9	$ 76.0	$ 21.6	$ 56.5	$ 29.3	$ (10.6)
less: Net Cash Provided (Required) by Investing Activities of Disc. Operations	0.1	0.4	(7.8)	(0.7)	0.0	0.0
less: Proceeds from Disposal of Assets	(7.0)	(3.1)	(3.1)	(2.1)	(1.7)	(0.9)
less: Purchase of Stock Held in Treasury	0.0	0.0	0.0	0.7	0.0	0.0
Free Cash Flow	$ 38.0	$ 73.3	$ 10.7	$ 54.4	$ 27.6	$ (11.5)
plus: Capital Expenditures & Acquisitions	21.6	22.7	23.0	27.4	26.5	13.8
Cash Provided by Operating Activities (GAAP measure)	$ 59.6	$ 96.0	$ 33.7	$ 81.8	$ 54.1	$ 2.3

JBT Corporation

Appendix V

Listing of Selected Industrials

1. AAR Corporation
2. Baldor Electric Company
3. Briggs & Stratton
4. Enpro Industries Inc.
5. Federal Signal Corporation
6. Gardner Denver Inc.
7. NACCO Industries
8. Oshkosh Corporation
9. Regal-Beloit Corporation
10. A.O. Smith Corporation
11. Tennant Company